UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2025

STRAN & COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-41038	04-3297200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Heritage Drive, Suite 600, Quincy, MA	02171
(Address of principal executive offices)	(Zip Code)

800-833-3309
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SWAG	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one share of Common Stock at an exercise price of $4.81375	SWAGW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 10, 2025, Stran & Company, Inc., a Nevada corporation (the “Company”), received a letter from the Listing Qualifications staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”), notifying it that since the Company has not yet held an annual meeting of stockholders within twelve months of the end of the Company’s fiscal year end, it no longer complies with Nasdaq Listing Rule 5620(a). Accordingly, this matter serves as an additional basis for delisting the Company’s securities from Nasdaq. The Staff indicated that the letter was formal notification that the Nasdaq Hearings Panel (the “Panel”) will consider this matter in rendering a determination regarding the Company’s continued listing on The Nasdaq Capital Market. Pursuant to Nasdaq Listing Rule 5810(d), the Company should present its views with respect to this additional deficiency at its Panel hearing. If the Company fails to address the aforementioned issue, the Panel will consider the record as presented at the hearing and will make its determination based upon that information.

As previously disclosed, on December 17, 2024, the Company received a letter from the Staff issuing a Staff delisting determination (the “Staff Determination”). The Staff Determination noted that the Staff had notified the Company on June 21, 2024, August 23, 2024, and November 21, 2024, that the Company did not comply with Nasdaq Listing Rule 5250(c)(1) (the “Filing Rule”) because the Company had not filed its Quarterly Reports on Forms 10-Q for the periods ended March 31, 2024, June 30, 2024, and September 30, 2024 (the “Forms 10-Q”), with the Securities and Exchange Commission (the “SEC”). The Staff Determination noted that, based on the Staff’s review and the materials submitted on August 20, 2024, the Staff granted the Company an exception until December 16, 2024, to regain compliance with the Filing Rule. The Staff Determination stated that the Company had not met the terms of the exception. Specifically, the Company has not filed the Forms 10-Q as required by the Filing Rule. The Staff Determination had no immediate effect and will not immediately result in the suspension of trading or delisting of the Company’s common stock.

The Staff Determination notified the Company that the Company may request a hearing before a Panel by December 24, 2024, pursuant to the procedures set forth in the Nasdaq Listing Rule 5800 Series. Hearings are typically scheduled to occur approximately 30-45 days after the date of the hearing request. A request for a hearing regarding a delinquent filing will automatically stay the suspension of the Company’s securities for a period of 15 calendar days from the date of the deadline of the hearing request. When the Company requests a hearing, it may also request an extension of the stay through the date of the hearing and the expiration of any additional extension period granted by the Panel following the hearing.

Accordingly, on December 24, 2024, the Company submitted a request for a hearing and for an extended stay before a Panel. On December 26, 2024, the Company received a letter from the staff of the Office of the General Counsel of Nasdaq that stated that the Company’s hearing had been scheduled (the “Hearing Notice”). The Hearing Notice further confirmed that the delisting action referenced in the Staff Determination had been automatically stayed until January 10, 2025. As of the date of the filing of this Current Report on Form 8-K, the Company’s extended stay request remained under review by the Panel. In the event that Nasdaq is not able to rule on the extended stay request prior to the expiration of the automatic stay, it has been Nasdaq’s recent practice to take no action until the Panel is able to make a ruling on the extended stay request. There can be no assurance that the Panel will grant the Company’s request for an extended stay, or that the Panel will grant the Company an additional extension, or that the Company will be determined by the Panel to have regained compliance by the end of any additional extension period. Upon receiving the Panel’s ruling on any of these matters, the Company intends to make a further announcement.

Forward-Looking Statements

This Current Report on Form 8-K and the statements contained herein may include “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify these statements because they contain words such as “may,” “will,” “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” “plan,” “target,” “predict,” “potential,” or the negative of such terms, or other comparable terminology that concern the Company’s expectations, strategy, plans, or intentions. Forward-looking statements relating to expectations about future results or events are based upon information available to the Company as of today’s date and are not guarantees of the future performance of the Company, and actual results may vary materially from the results and expectations discussed. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including risks and uncertainties described in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings with the SEC. All subsequent written and oral forward-looking statements concerning the Company or other matters, and attributable to the Company or any person acting on its behalf, are expressly qualified in their entirety by the cautionary statements above. The Company does not undertake any obligation to publicly update any of these forward-looking statements to reflect events or circumstances that may arise after the date hereof, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 15, 2025	STRAN & COMPANY, INC.

/s/ Andrew Shape
	Name:	Andrew Shape
	Title:	President and Chief Executive Officer

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